EXHIBIT 99.1

Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy Announces Important 2014 Breakthroughs that Advance SolarWindow™ Towards Market-Ready Products

Columbia, MD – November 13, 2014 – New Energy Technologies, Inc. (OTCQB: NENE), developer of see-through SolarWindow™ coatings, capable of generating electricity on glass and flexible plastics, today announced that engineers and scientists have achieved important technical milestones in the Company’s bid to advance its first-of-its-kind technology towards market-ready, commercial products.

In advancing our first-of-its-kind technology towards commercialization, our scientists have broken technical barriers and set new records in 2014, significantly raising the performance bar for both power production and aesthetics of see-through organic photovoltaics,” explained Mr. John Conklin, President and CEO, New Energy Technologies, Inc.

During 2014, New Energy’s electricity-generating coatings achieved major strides and illustrated many advantages over conventional photovoltaic (PV) modules:

•	Power production of over 50-times greater than conventional PV solar modules when modeled for installation on tall towers;	“Dr. Scott Hammond, New Energy’s Principal Scientist, Displays Neutral-Grey Tinted High-Performance SolarWindow™ Prototype.

•	Greenhouse gas benefits of over 10-times greater Carbon Dioxide (CO2) offsets over conventional PV solar modules when modeled for installation on tall towers;

•

Generate electricity on see-through glass, enhancing the performance of today’s insulated commercial windows. Conventional PV solar technologies cannot generate electricity on window glass in this way and cannot remain see-through in order to do so;

•	See-through coatings are highly transparent and allow high levels of ‘visible light transmission’. Conventional solar PV modules do not allow visible light transmission and are not transparent;

•	Electricity-generating coatings offer attractive color choices in high demand by commercial glass companies;

•

Capable of producing power from natural and artificial light sources in direct, shaded, diffused, and reflected light conditions. Conventional solar PV works in direct sunlight and typically cannot operate in cloudy weather or in shaded areas;

•	Able to generate electricity using artificial light typically found in offices, hotels, and other buildings;

•

Does not require expensive high-temperature or high-vacuum manufacturing processes, and is applied at room temperature. Conventional PV solar processes are very energy intensive, requiring high temperature production, and are expensive;

•

Constructed using mostly organic materials (polymers), which can be dissolved into liquid form and applied to a variety of surfaces such as flexible plastics and glass. Conventional PV solar uses complex materials that cannot be easily dissolved into a low-cost liquid form for manufacturing, and;

•	Being developed for high-speed and high-volume manufacturing processes, such as roll-to-roll (R2R) or large area sheet-to-sheet (S2S) equipment.

1

Earlier this year, New Energy’s largest area, high-performance SolarWindow™ modules were unveiled, with architecturally neutral colors and improved uniformity and efficiency: http://www.newenergytechnologiesinc.com/NENE20140326.

New Energy also set a new record for generating electricity while remaining see-through with over 50% greater power than prior attempts publicized by others:

http://www.newenergytechnologiesinc.com/NENE20140508.

On September 16, 2014, SolarWindow™ modules were also shown to Congress during the first-ever National Lab Day on Capitol Hill:

http://www.newenergytechnologiesinc.com/NENE20140930.

The next major technical and development milestones for SolarWindow™ relate to improving power, and high-speed and high-volume processing:

•	Continue to bolster electrical power by improving known processes and developing new fabrication techniques;

•	Further tune and improve color options and aesthetics important to the commercial glass industry in preparation for commercial deployment;

•	Achieve pre-commercial scale-up objectives of SolarWindow™ required by industry, and;

•	Formalize R2R and S2S manufacturing processes for industry.

Importantly, these steps relate to the eventual commercialization of SolarWindow™ products – our clear goal. The important advancements made to SolarWindow™ and its further development are integral to securing strategic commercial partnerships, achieving consumer acceptance, and eventually deploying products that meet and exceed industry expectations.

SolarWindow™ is currently under development for eventual commercial deployment in the estimated 80 million detached homes in America and more than five million commercial buildings.  The technology is the subject of 42 patent filings, and researchers are on track to advance SolarWindow™ towards the goal of full-scale commercial manufacturability.

To view photographs of New Energy’s latest high performance SolarWindow™ modules, click here.

Additional press releases can be found on our News page.

2

About New Energy Technologies, Inc.

New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•

 SolarWindow™ technologies, which generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindow™ can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas.  SolarWindow™ uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing. New Energy’s SolarWindow™ is the subject of 42 patent applications; and

•

 MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 59 US and International patent applications.  An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

To receive future press releases via email, please visit:
http://www.newenergytechnologiesinc.com/investor_alert.

To view the full HTML text of this release, please visit:
http://www.newenergytechnologiesinc.com/NENE20141113.

For media inquiries, please contact Jerry Schranz at jschranz@beckermanpr.com, or visit our Media Relations page for additional contact information:
http://www.newenergytechnologiesinc.com/media_relations.

For answers to frequently asked questions, please visit our FAQs page:
http://www.newenergytechnologiesinc.com/investors/faqs.

3

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

 4